SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   F O R M 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  September 16, 1996
                                                   -------------------------


                               CIT RV Trust 1996-B
    ------------------------------------------------------------------------
              Exact name of registrant as specified in its charter)


                                    Delaware
    ------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)


                  0-28744                       0
    ------------------------------------------------------------------------
           (Commission File Number) (IRS Employer Identification No.)


                   650 CIT Drive, Livingston, New Jersey 07039
    ------------------------------------------------------------------------
              (Address of principal executive offices and zip code)


Registrant's telephone number, including area code:  (201) 740-5000
                                                     -----------------------

                                       N/A
    ------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 5.     Other Events.
            -------------

            On September 16, 1996, Mellon Bank (DE), National Association as Owner Trustee, made the monthly distribution to the holders of The CIT RV Trust 1996-B, Class A-1 6.00% Asset Backed Notes, Class A-2 6.40% Asset Backed Notes, Class A-3 6.65% Asset Backed Notes and 7.10% Asset Backed Certificates.


Item 7.     Financial Statements and Exhibits.
            ----------------------------------

            (c)   Exhibits.

                  The  following  are  filed   herewith.   The  exhibit  numbers
correspond with Item 601(b) of Regulation S-K.

      Exhibit No.       Description                         Page
      -----------       -----------                         ----

      28                Monthly Report delivered by         3
                        the Trustee to Certificateholders
                        in connection with distributions
                        on September 16, 1996


SIGNATURES
- ----------

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    THE CIT GROUP/SALES FINANCING,
                                    INC., as servicer



                                    By: /s/ Frank Garcia
                                        ---------------------
                                        Name:   Frank Garcia
                                        Title:  Vice President

Dated:  September 27, 1996

                       THE CIT GROUP/SALES FINANCING, INC.

                        CERTIFICATE OF SERVICING OFFICER



The undersigned states that he is a Vice President of The CIT Group/Sales Financing, Inc., a corporation organized under the laws of Delaware ("CITSF"), and that as such he is duly authorized to execute and deliver this certificate on behalf of CITSF pursuant to Section 4.09 of the Sale and Servicing Agreement, dated as of August 1, 1996 (the "Agreement"), among CITSF, The CIT Group Securitization Corporation II and Mellon Bank (Delaware), as Owner Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further states that:

1.  The Monthly Report for the period from  August 1, 1996 to August 31,  1996
                                            ----------------------------------
     attached to this certificate is complete and accurate in accordance with the requirements of Sections 4.09 and 5.08 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.


IN WITNESS  WHEREOF,  he has affixed  hereunto  his  signature  this 11th day of
                                                                     ----------
September 1996.
- --------------


                                    THE CIT GROUP/SALES FINANCING, INC.

                                          /s/ Frank Garcia
                                         ----------------------
                                    BY   Frank Garcia
                                         Vice President

                             The CIT RV TRUST 1996-B
                       CLASS A-1 6.00% ASSET BACKED NOTES
                       CLASS A-2 6.40% ASSET BACKED NOTES
                       CLASS A-3 6.65% ASSET BACKED NOTES
                         7.10% ASSET BACKED CERTIFICATES
                            MONTHLY SERVICER'S REPORT

                                               Record Date             8/31/96
                                               Determination Date      9/11/96
                                               Remittance Date         9/16/96



I.     All Payments on the Contract                                3,989,797.82
II.    All Liquidation Proceeds on the Contract with respect
          to Principal                                                     0.00
III.   Repurchsed Contracts                                           19,059.57
IV.    Investment Earnings on Collection Account                           0.00
V.     Servicer Monthly Advances                                      82,757.91
VI.    Reimbursement of Prior Month Advances                               0.00
VII.   Withdrawal from the Reserve Account                                 0.00
VIII.  Deposits from the Pre-Funding Account                         222,771.72
IX.    Deposits from the Capitalized Interest Account                475,627.42

Total Available Amount                                            $4,790,014.44
                                                                  =============

DISTRIBUTION AMOUNTS
- ---------------------

1.   Class A-1 Note Interest Distribution             352,000.00
     Class A-1 Note Principal Distribution          2,606,954.08
     Aggregate Class A-1 Note Distribution                         2,958,954.08

2.   Class A-2 Note Interest Distribution             320,000.00
     Class A-2 Note Principal Distribution                  0.00
     Aggregate Class A-2 Note Distribution                           320,000.00

3.   Class A-3 Note Interest Distribution             277,526.67
     Class A-3 Note Principal Distribution                  0.00
     Aggregate Class A-3 Note Distribution                           277,526.67

4.   Certificate Interest Distribution                 68,160.00
     Certificate Principal Distribution                     0.00
     Aggregate Certificate Distribution                               68,160.00

5.   Amounts to Servicer (includes Investment Earnings)               68,448.37

6.   Deposits to the Reserve Account                               1,096,925.32

7.   Amounts to Holder of GP Interest                                      0.00


Total Distribution Amount                                         $4,790,014.44
                                                                  =============
INTEREST
- --------

1.   Current Interest Requirement
              (a) Class A-1 Notes @ 6.000%            352,000.00
              (b) Class A-2 Notes @ 6.400%            320,000.00
              (c) Class A-3 Notes @ 6.650%            277,526.67
                     Aggregate Interest on Notes                     949,526.67
              (d) Certificates @ 7.100%                               68,160.00

2.   Remaining Interest Shortfall
              (a) Class A-1 Notes                           0.00
              (b) Class A-2 Notes                           0.00
              (c) Class A-3 Notes                           0.00
              (d) Certificates                              0.00

3.   Total Distribution of Interest
              (a) Class A-1 Notes                     352,000.00
              (b) Class A-2 Notes                     320,000.00
              (c) Class A-3 Notes                     277,526.67
                  Total Aggregate Interest on Notes                  949,526.67
              (d) Certificates                                        68,160.00

PRINCIPAL
- ---------                         Number of Contracts
                                  -------------------
1.   Amount of Stated Principal
        Collected                                   1,261,428.15
2.   Amount of Principal Prepayment
          Collected                         67      1,326,574.71
3.   Amount of Liquidated Contract           0              0.00
4.   Amount of Repurchased Contract          1         18,951.22
Total Formula Principal Distribution Amount                        2,606,954.08

5.   Principal Balance before giving effect
          to Principal Distribution
                                                  Pool Factor
                                                  -----------
              (a) Class A-1 Notes                     1.0000000   88,000,000.00
              (b) Class A-2 Notes                     1.0000000   75,000,000.00
              (c) Class A-3 Notes                     1.0000000   62,600,000.00
              (d) Certificates                        1.0000000   14,400,000.00

6.   Principal Distribution
              (a) Class A-1 Notes                                  2,606,954.08
              (b) Class A-2 Notes                                          0.00
              (c) Class A-3 Notes                                          0.00
              (d) Certificates                                             0.00

7.   Principal Balance after giving effect to Principal
          Distribution
                                                  Pool Factor
                                                  -----------
              (a) Class A-1 Notes                   0.9703755     85,393,045.92
              (b) Class A-2 Notes                   1.0000000     75,000,000.00
              (c) Class A-3 Notes                   1.0000000     62,600,000.00
              (d) Certificates                      1.0000000     14,400,000.00

POOL  DATA                                           Aggregate
- ----------                             Number    Principal Balance
                                       ------    -----------------
1.   Pool Stated Principal Balance as
          of 08/31/96                   6,707   161,669,139.83

2.   Delinquency Information                                       % Delinquent
                                                                   ------------
          (a) 31-59 Days                   33       765,303.52            0.473%
          (b) 60-89 Days                    0             0.00            0.000%
          (c) 90-119 Days                   0             0.00            0.000%
          (d) 120-179 Day                   0             0.00            0.000%
          (e)180 Days or more               0             0.00            0.000%

3.   Contracts Repossessed during the
          Due Period                        0             0.00

4.   Current Repossession Inventory         0             0.00

5.   Net Realized Losses during the
          Due Period                        0             0.00

6.   Current Net Cumulative Realized
          Losses                            0             0.00

7.   Weighted Average Contract Rate of all
          Outstanding Contracts                                          10.301%

8.   Weighted Average Remaining Term to
          Maturity of all Outstanding
          Contracts                                                     151.449

MISCELLANEOUS
- ------------

1.    Monthly Servicing Fees (Includes Amount
          of Investment Earnings)                                     68,448.37

2.    Servicer Advances                                               82,757.91

3.    Opening Balance of the Reserve Account                               0.00
      Deposits to the Reserve Account             1,096,925.32
      Investment Earnings in the Reserve Account          0.00
      Distribution from the Reserve Account               0.00
      Ending Balance of the Reserve Account                        1,096,925.32

4.    Opening Balance of funds on deposit in
          the Prefunding Account                                  75,723,906.09
      Monthly interest on Prefunding Account        222,771.72
      Transfer of funds from Prefunding Account
          for Subsequent Contracts              (39,859,211.27)
      Transfer of funds from Prefunding Account
          to Collection Account                    (222,771.72)
      Ending Balance of Prefunding Account                        35,864,694.82

5.    Opening Balance in the Capitalized Interest                    730,838.00
          Account
      Monthly Interest on Capitalized Interest        2,141.33
          Account
      Transfer of funds from Capitalized Interest
          Account to Collection A                  (475,627.42)
      Ending Balance in the Capitalized Interest
          Account                                                    257,351.91

6.   Number of Subsequent Contracts                                       1,671

7.   Aggregate Principal Balance of Subsequent Contracts          39,859,211.27

8.   Number of Subsequent Contracts Purchased since the
          preceding Distribution Date                                     1,671

9.   Aggregate Stated Principal Balance of the Subsequent
      Contracts Purchased Since the preceding Distribution Date   39,859,211.27